UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04264

Name of Fund: Merrill Lynch California Insured Municipal Bond Fund of Merrill
              Lynch California Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                        Merrill Lynch
                                        California Insured Municipal
                                        Bond Fund

                                        Semi-Annual Report
                                        February 28, 2005

Merrill Lynch California Insured Municipal Bond Fund

Portfolio Information as of February 28, 2005

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ........................................               71.5%
General Obligation Bonds ...................................               28.2
Mutual Funds ...............................................                0.3
Other+ .....................................................                 --*
--------------------------------------------------------------------------------
+     Includes portfolio holdings in short-term investments.
*     Amount is less than 0.1%.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                  90.3%
AA/Aa ...................................................                   2.1
A/A .....................................................                   1.8
BBB/Baa .................................................                   0.3
NR (Not Rated) ..........................................                   4.7
Other* ..................................................                   0.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in mutual funds and short-term investments.


2   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                 6-month                12-month
=====================================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 9.99%                 + 6.98%
-----------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       +21.18                  +18.68
-----------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   + 1.26                  + 2.43
-----------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 2.40                  + 2.96
-----------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 7.53                  +11.21
-----------------------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Trustee


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005   3

A Discussion With Your Fund's Portfolio Manager

      We continued our efforts to preserve the Fund's net asset value while focusing on providing an above-average yield for our shareholders.

Describe the recent market environment relative to municipal bonds.

Despite broadly positive economic conditions, long-term bond yields declined during the past six months as bond prices, which move opposite yields, generally rose. Gross domestic product (GDP) growth was recently revised to 3.8% for the fourth quarter of 2004, similar to the 4% rate recorded in the third quarter. For 2004 as a whole, real GDP grew at a 4.4% rate, well ahead of 2003's annual rate of 3%. The improving economic activity was largely offset by inflationary trends remaining in the 1.5% - 2% range. Also helping to boost bond prices was strong currency-related demand for long-term U.S. Treasury issues on the part of many foreign governments.

Over the past six months, long-term U.S. Treasury bond yields declined 21 basis points (.21%) to 4.72% at February 28, 2005. In the meantime, the Federal Reserve Board (the Fed) continued to raise short-term interest rates, moving its federal funds target rate recently to 2.75%. The Fed's series of interest rate hikes, and the expectation for a continuation of the monetary tightening program, pressured shorter-maturity bond yields higher throughout the period. The yield on the 10-year Treasury note increased 26 basis points to 4.36% at the end of February.

In the municipal bond market, a generally positive technical environment supported higher bond prices in the long end. Recent bond issuance has been heavily weighted in the 10-year - 20-year maturity range, leading to a moderate scarcity of bonds maturing in 30 years - 35 years. Investor demand was solid throughout the period and increased in the latter months. The most current statistics from the Investment Company Institute indicate that long-term municipal bond funds saw net new cash flows of $870 million in January 2005 -- a sharp contrast to the $224 million in net cash outflows in January 2004. As measured by the Bond Buyer Revenue Bond Index, the yield on A-rated revenue bonds maturing in 30 years declined 16 basis points to 4.93% at the end of February. AAA-rated issues maturing in 30 years, as reported by Municipal Market Data, declined 19 basis points to 4.51%. Conversely, shorter-maturity municipal bond yields increased over the past six months, responding to rising U.S. Treasury note yields and increased supply pressures. Yields on AAA-rated tax-exempt bonds maturing in 10 years increased 15 basis points to 3.65% at the end of February.

During the past six months, more than $175 billion in new long-term tax-exempt bonds was underwritten, essentially unchanged versus the same period a year ago. In the last three months, the pace of new issuance increased. Approximately $91 billion in long-term tax-exempt bonds was issued during that time, an increase of 12% compared to the same three months a year ago. New-issue municipal volume is expected to be easily manageable in early 2005, continuing to support the tax-exempt market's favorable technical position.

Describe conditions in the State of California.

California entered 2005 with a budget shortfall of approximately $8 billion. In his January State of the State address, Governor Schwarzenegger outlined steps to deal with the state's fiscal problems. Measures cited by the governor included new debt issues in the form of additional "economic recovery" bonds and notes, tribal gaming revenue bonds, a possible pension-obligation bond, cutbacks in state spending on local school districts, and other nonspecific budget cuts. The state legislature's original 2005 budget relied heavily on an improving economy to generate sizable revenue improvement. Planned budget reductions, however, have been more difficult to enact. Most recently, the governor has become more aggressive in pursuing voter referendums to reform spending practices across all phases of the budget.

During 2004, each of the three major rating agencies upgraded California's long-term credit rating, recognizing that last year's budget was met through a relatively aggressive borrowing program accomplished in a period of attractive financing rates. However, the credit-rating upgrades were not based on any significant progress in mending the underlying budget problems.

Despite limited progress in addressing the fiscal woes, spreads for California general obligation (GO) bonds continued to narrow, suggesting strong investor demand. At the height of the state's budget troubles, California GO debt traded as wide as 80 basis points above comparable AAA-rated tax-exempt bonds. By period-end, that spread had narrowed to 10 basis points - 20 basis points. "Cushion securities" -- higher-coupon, defensively structured bonds that are popular when the market is anticipating higher rates -- were spread even tighter.


4   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, Merrill Lynch California Insured Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.33%, +2.12%, +2.07% and +2.38%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned +2.40% and its comparable Lipper category of California Insured Municipal Debt Funds had an average return of +2.59%. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.)

The Fund's relative performance during the period was influenced by our below-average duration stance -- a strategy we employed to provide protection to the Fund's underlying net asset value in what we expected to be a rising interest rate environment. However, as long-term bond prices rallied (and yields fell), the Fund's total return performance was hindered somewhat. Notably, this was an unexpected phenomenon given the Fed's efforts to increase interest rates all along the curve. As short-term yields rose in symphony with increases in the federal funds rate, long-term yields remained stubbornly low. The result has been a flattening of the yield curve, a market action that even Fed Chairman Alan Greenspan has described as a "conundrum."

For some time, our strategy has been to limit the Fund's interest rate sensitivity, particularly through the short duration stance. As such, the Fund is not positioned to deliver capital gains through price appreciation. Instead, our portfolio is built for current yield, which has allowed us to continue providing shareholders with an above-average level of monthly income. The average coupon in the portfolio is 6.125%, whereas longer-dated California insured bonds currently offer an average yield of just 4.50%.

What changes were made to the portfolio during the period?

We have been emphasizing a defensive market posture for several quarters in anticipation of rising interest rates. Although this action has been slow to materialize on the long end of the yield curve, concerns remain that the next significant move in interest rates will be to the upside. Under these circumstances, we did not change our approach nor significantly restructure the portfolio over the past six months.

We continued to focus on generating a high level of tax-exempt income through investment in high-quality California municipal debt. Given the general tightening of credit spreads during the period, we had little incentive to take on the additional risk associated with uninsured bonds -- as there was no significant yield to be gained. For this reason, we consciously underutilized the Fund's permissible 20% uninsured basket, and ended the period with 90.3% of total investments in bonds rated AAA. Throughout the six months, we kept the Fund essentially fully invested, with less than 1% of net assets committed to cash reserves. At current low money market rates, the yield penalty associated with keeping Fund assets in cash equivalents was far too severe, as interest rates on short-term floaters were near 1.50%.

Purchase and sale activity during the period consisted mainly of selective bond swaps executed to improve the call structure, diversification and liquidity of the portfolio. We sold a small portion of lower-yielding, cash equivalent holdings with shorter maturities and recommitted the proceeds to longer-dated, higher-yielding alternatives. This resulted in an insignificant extension of the portfolio's duration and does not represent a change in our view on interest rate volatility. Overall, our intention is to maintain the highest current yield for our shareholders.

How would you characterize the Fund's position at the close of the period?

We maintained our defensive duration stance at period-end, and continue to believe that the Fund's emphasis on protecting net asset value is appropriate under current market conditions. We will continue to monitor the economic landscape, as well as market reaction to Fed activity, before assuming a more aggressive position. Should long-term interest rates rise in the next few months, we would anticipate taking a more neutral duration posture.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

March 24, 2005


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005   5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's total returns may have been lower.

Recent Performance Results

                                                               6-Month         12-Month        10-Year       Standardized
As of February 28, 2005                                      Total Return    Total Return    Total Return    30-Day Yield
=========================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*       +2.33%           +2.40%         +76.49%          3.23%
-------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*       +2.12            +1.91          +69.49           2.95
-------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*       +2.07            +1.89          +67.78           2.85
-------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class I Shares*       +2.38            +2.51          +78.43           3.32
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +2.40            +2.96          +87.96             --
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 2/28/05                               +2.40%           -1.69%
--------------------------------------------------------------------------------
Five Years Ended 2/28/05                             +6.90            +6.03
--------------------------------------------------------------------------------
Ten Years Ended 2/28/05                              +5.85            +5.41
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 2/28/05                                  +1.91%          -2.00%
--------------------------------------------------------------------------------
Five Years Ended 2/28/05                                +6.47           +6.15
--------------------------------------------------------------------------------
Ten Years Ended 2/28/05                                 +5.42           +5.42
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 2/28/05                                  +1.89%          +0.91%
--------------------------------------------------------------------------------
Five Years Ended 2/28/05                                +6.36           +6.36
--------------------------------------------------------------------------------
Ten Years Ended 2/28/05                                 +5.31           +5.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 2/28/05                               +2.51%           -1.59%
--------------------------------------------------------------------------------
Five Years Ended 2/28/05                             +7.00            +6.13
--------------------------------------------------------------------------------
Ten Years Ended 2/28/05                              +5.96            +5.53
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005   7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2004 and held through February 28, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                         Beginning                Ending              During the Period*
                                                       Account Value           Account Value          September 1, 2004
                                                     September 1, 2004       February 28, 2005       to February 28, 2005
=========================================================================================================================
Actual
=========================================================================================================================
Class A                                                    $1,000                 $1,023.30                  $3.91
-------------------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000                 $1,021.20                  $5.91
-------------------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000                 $1,020.70                  $6.41
-------------------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000                 $1,023.80                  $3.41
=========================================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================================
Class A                                                    $1,000                 $1,020.93                  $3.91
-------------------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000                 $1,018.94                  $5.91
-------------------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000                 $1,018.45                  $6.41
-------------------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000                 $1,021.42                  $3.41
-------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.78% for Class A, 1.18% for Class B, 1.28% for Class C and .68% for Class I) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Schedule of Investments                                           (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                        Value
====================================================================================================================================
California--95.2%
------------------------------------------------------------------------------------------------------------------------------------
                          $ 2,625     ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's
                                      Hospital Medical Center), 6% due 12/01/2029 (a)                                      $   2,943
                          ----------------------------------------------------------------------------------------------------------
                            3,750     Alameda, California, Public Financing Authority, Local Agency Special Tax Revenue
                                      Bonds (Community Facility Number 1), Series A, 7% due 8/01/2019                          3,984
                          ----------------------------------------------------------------------------------------------------------
                            3,600     Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien,
                                      Series A, 5.25% due 10/01/2021 (g)                                                       3,897
                          ----------------------------------------------------------------------------------------------------------
                                      Anaheim, California, Public Financing Authority:
                            6,000          Electric System Distribution Facilities Revenue Bonds, Series A, 5%
                                           due 10/01/2031 (f)                                                                  6,191
                            4,000          Tax Allocation Revenue Refunding Bonds, RITES, 10.92% due 12/28/2018 (g)(h)         4,913
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                                      5.875% due 4/01/2022 (g)                                                                 2,136
                          ----------------------------------------------------------------------------------------------------------
                            2,935     Bay Area Government Association, California, Tax Allocation Revenue Bonds
                                      (California Redevelopment Agency Pool), Series A, 5.125% due 9/01/2025 (j)               3,094
                          ----------------------------------------------------------------------------------------------------------
                            1,675     Bay Area Government Association, California, Tax Allocation Revenue Refunding
                                      Bonds (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)            1,725
                          ----------------------------------------------------------------------------------------------------------
                                      California Educational Facilities Authority Revenue Refunding Bonds (g):
                            9,000          RIB, Series 413, 9.84% due 10/01/2026 (h)                                          10,264
                            1,025          (University of the Pacific), 5.875% due 11/01/2020                                  1,154
                          ----------------------------------------------------------------------------------------------------------
                                      California Health Facilities Finance Authority Revenue Bonds:
                           10,000          DRIVERS, Series 181, 8.851% due 6/01/2022 (f)(h)                                   11,605
                            5,000          (Kaiser Permanente), RIB, Series 26, 8.82% due 6/01/2022 (f)(h)                     5,803
                            2,000          (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (g)                    2,007
                            5,780          (Scripps Research Institute), Series A, 6.625% due 7/01/2014                        5,918
                            2,080          (Sutter Health), Series A, 6.25% due 8/15/2035                                      2,340
                          ----------------------------------------------------------------------------------------------------------
                            3,000     California Health Facilities Financing Authority, Insured Health Facility Revenue
                                      Refunding Bonds (Catholic Healthcare West), Series A, 6% due 7/01/2017 (g)               3,186
                          ----------------------------------------------------------------------------------------------------------
                                      California Health Facilities Financing Authority, Revenue Refunding Bonds, VRDN (i):
                            1,300          (Adventist Hospital), Series A, 1.76% due 9/01/2028 (g)                             1,300
                               10          (Adventist Hospital), Series C, 1.76% due 9/01/2015 (g)                                10
                            1,600          (Sutter/Catholic Healthcare System), Series B, 1.68% due 7/01/2012 (a)              1,600
                          ----------------------------------------------------------------------------------------------------------
                            4,500     California State Department of Water Resources, Power Supply Revenue Bonds,
                                      Series A, 5.75% due 5/01/2017                                                            5,050
                          ----------------------------------------------------------------------------------------------------------
                                      California State Public Works Board, Lease Revenue Bonds:
                            2,800          (Department of Health Services), Series A, 5.625% due 11/01/2019 (g)                3,102
                            3,000          (Various Community College Projects), Series A, 5.625% due 3/01/2016 (a)            3,147
                          ----------------------------------------------------------------------------------------------------------
                                      California State Public Works Board, Lease Revenue Refunding Bonds:
                           10,000          (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)                   10,667
                            1,500          (Various Community College Projects), Series B, 5.625% due 3/01/2019 (a)            1,573
                          ----------------------------------------------------------------------------------------------------------
                            1,580     California State University and Colleges, Housing System Revenue Refunding Bonds,
                                      5.80% due 11/01/2017 (d)                                                                 1,644
                          ----------------------------------------------------------------------------------------------------------
                            6,000     California Statewide Communities Development Authority, COP, Refunding (Huntington
                                      Memorial Hospital), 5.80% due 7/01/2026 (b)                                              6,341
                          ----------------------------------------------------------------------------------------------------------
                            2,475     California Statewide Communities Development Authority, Health Facility Revenue
                                      Bonds (Memorial Health Services), Series A, 6% due 10/01/2023                            2,812
                          ----------------------------------------------------------------------------------------------------------
                            1,100     California Statewide Communities Development Authority, Revenue Refunding Bonds
                                      (Daughters of Charity National Health System), Series A, 5.25% due 7/01/2035             1,128

Portfolio Abbreviations

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
VRDN       Variable Rate Demand Notes


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005   9

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                        Value
====================================================================================================================================
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                      Capistrano, California, Unified School District, Community Facility District,
                                      Special Tax Bonds:
                          $ 1,720          (No. 05-1 Rancho Madrina), 5.15% due 9/01/2029                                    $ 1,705
                            1,200          (No. 90-2 Talega), 6% due 9/01/2032                                                 1,281
                          ----------------------------------------------------------------------------------------------------------
                            5,585     Contra Costa County, California, Public Financing Authority, Lease Revenue
                                      Refunding Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (g)          5,986
                          ----------------------------------------------------------------------------------------------------------
                                      Corona, California, COP, Refunding (Corona Community):
                            1,915          8% due 3/01/2009 (e)                                                                2,265
                            2,065          8% due 3/01/2010 (e)                                                                2,510
                            2,230          8% due 3/01/2011 (e)                                                                2,770
                            2,410          8% due 3/01/2012 (e)                                                                3,049
                            2,605          8% due 3/01/2013 (e)                                                                3,352
                            2,810          8% due 3/01/2014 (e)                                                                3,675
                            3,035          8% due 3/01/2015 (c)                                                                4,031
                          ----------------------------------------------------------------------------------------------------------
                            1,250     Cucamonga, California, County Water District, COP, Refunding, 5.50%
                                      due 9/01/2024 (d)                                                                        1,382
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Elk Grove, California, East Franklin Community Number 1 Special Tax, Series A, 6%
                                      due 8/01/2033                                                                            1,063
                          ----------------------------------------------------------------------------------------------------------
                            3,000     Etiwanda School District, California, Community Facilities District Number 8,
                                      Special Tax, 6.25% due 9/01/2032                                                         3,227
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Glendale, California, Unified School District, GO, Series F, 5% due 9/01/2028 (g)        2,084
                          ----------------------------------------------------------------------------------------------------------
                                      Grossmont, California, Unified High School District, COP (e)(f):
                            1,220          5.65% due 9/01/2008                                                                 1,363
                            2,250          5.75% due 9/01/2008                                                                 2,521
                          ----------------------------------------------------------------------------------------------------------
                            2,750     Hawthorne, California, School District, GO, Series A, 5.5% due 11/01/2008 (d)(e)         3,018
                          ----------------------------------------------------------------------------------------------------------
                            5,080     Irvine, California, Unified School District, Special Tax Refunding Bonds
                                      (Community Facilities District No. 86-1), 5.50% due 11/01/2017 (a)                       5,506
                          ----------------------------------------------------------------------------------------------------------
                            4,000     Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles), 6.20%
                                      due 11/01/2031 (a)                                                                       4,584
                          ----------------------------------------------------------------------------------------------------------
                           17,300     Los Angeles, California, Community College District, GO, Series A, 5.5%
                                      due 8/01/2011 (e)(g)                                                                    19,544
                          ----------------------------------------------------------------------------------------------------------
                            7,000     Los Angeles, California, Convention and Exhibition Center Authority, COP, 9%
                                      due 12/01/2020 (a)                                                                       7,350
                          ----------------------------------------------------------------------------------------------------------
                                      Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                            7,000          RITR, Series RI-7, 10.195% due 11/01/2026 (g)(h)                                    7,875
                            1,000          Series B, 5.375% due 11/01/2023                                                     1,039
                          ----------------------------------------------------------------------------------------------------------
                            4,785     Los Angeles, California, Harbor Department Revenue Refunding Bonds, 7.60%
                                      due 10/01/2018 (c)(g)                                                                    5,999
                          ----------------------------------------------------------------------------------------------------------
                            2,350     Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series A, 5%
                                      due 6/01/2032 (f)                                                                        2,435
                          ----------------------------------------------------------------------------------------------------------
                                      Los Angeles, California, Water and Power Revenue Refunding Bonds (Power System):
                            5,400          Series A-A-1, 5.25% due 7/01/2020 (f)                                               5,859
                            4,000          Series A-A-2, 5.375% due 7/01/2021 (g)                                              4,380
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Los Rios, California, Community College District, GO (Election of 2002), Series
                                      B, 5% due 8/01/2027 (g)                                                                  2,096
                          ----------------------------------------------------------------------------------------------------------
                            2,220     Madera, California, Unified School District, GO (Election of 2002), 5%
                                      due 8/01/2028 (f)                                                                        2,304
                          ----------------------------------------------------------------------------------------------------------
                            8,175     Manteca, California, Unified School District, GO, 5% due 8/01/2027 (f)                   8,569
                          ----------------------------------------------------------------------------------------------------------
                            2,780     Morgan Hill, California, Unified School District, GO, 5.25% due 8/01/2019 (d)            3,049
                          ----------------------------------------------------------------------------------------------------------
                              700     Murrieta, California, Community Facilities District, Special Tax Bonds (No. 04-1
                                      Bremerton), 5.625% due 9/01/2034                                                           706
                          ----------------------------------------------------------------------------------------------------------
                            4,000     Orange County, California, Community Facilities District, Special Tax Bonds (No.
                                      04-1 Ladera Ranch), Series A, 5.15% due 8/15/2029                                        3,992
                          ----------------------------------------------------------------------------------------------------------


10  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                        Value
====================================================================================================================================
California (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          $ 2,000     Orange County, California, Sanitation District, COP, 5.25% due 2/01/2028 (d)         $   2,129
                          ----------------------------------------------------------------------------------------------------------
                            1,025     Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding
                                      Bonds (Project Area Number 1), 5.45% due 4/01/2018 (g)                                   1,096
                          ----------------------------------------------------------------------------------------------------------
                            1,500     Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds
                                      (Convention Center Project), Series A, 5.50% due 11/01/2029 (g)                          1,667
                          ----------------------------------------------------------------------------------------------------------
                            5,485     Peralta, California, Community College District, GO (Election of 2000), Series C,
                                      5% due 8/01/2029 (g)                                                                     5,724
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Petaluma, California, Community Development Commission Tax Allocation Bonds
                                      (Petaluma Community Development Project), Series A, 5.75% due 5/01/2030 (g)              1,081
                          ----------------------------------------------------------------------------------------------------------
                            5,600     Placentia-Yorba Linda, California, Unified School District, GO (Election of 2002),
                                      Series B, 5.245%** due 8/01/2028 (d)                                                     1,694
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.60%
                                      due 11/01/2019 (g)                                                                       1,088
                          ----------------------------------------------------------------------------------------------------------
                            8,295     Port Oakland, California, RITR, AMT, Class R, Series 5, 9.338%
                                      due 11/01/2012 (d)(h)                                                                    9,890
                          ----------------------------------------------------------------------------------------------------------
                           12,710     Port Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%
                                      due 11/01/2027 (d)                                                                      13,449
                          ----------------------------------------------------------------------------------------------------------
                            1,750     Riverside County, California, Asset Leasing Corporation, Leasehold Revenue
                                      Refunding Bonds (Riverside County Hospital Project), Series B, 5.70%
                                      due 6/01/2016 (g)                                                                        2,001
                          ----------------------------------------------------------------------------------------------------------
                            3,865     Sacramento, California, City Financing Authority, Capital Improvement Revenue
                                      Bonds (Solid Waste and Redevelopment Project), 5.75% due 12/01/2022 (a)                  4,347
                          ----------------------------------------------------------------------------------------------------------
                            2,000     Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                                      Series R, 5% due 8/15/2033 (g)                                                           2,074
                          ----------------------------------------------------------------------------------------------------------
                            8,000     Sacramento, California, Municipal Utility District, Electric Revenue Refunding
                                      Bonds, Series L, 5.125% due 7/01/2022 (g)                                                8,500
                          ----------------------------------------------------------------------------------------------------------
                           10,000     Sacramento County, California, Airport System Revenue Refunding Bonds,
                                      Sub-Series B, 5% due 7/01/2026 (d)                                                      10,346
                          ----------------------------------------------------------------------------------------------------------
                            1,820     Saddleback Valley, California, Unified School District, GO, 5% due 8/01/2029 (f)         1,899
                          ----------------------------------------------------------------------------------------------------------
                            3,500     Saddleback Valley, California, Unified School District, Public Financing
                                      Authority, Special Tax Revenue Refunding Bonds, Series A, 5.65% due 9/01/2017 (f)        3,621
                          ----------------------------------------------------------------------------------------------------------
                            2,000     San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds
                                      (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (g)                 2,080
                          ----------------------------------------------------------------------------------------------------------
                            4,000     San Bernardino, California, Joint Powers Financing Authority, Tax Allocation
                                      Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)                              4,152
                          ----------------------------------------------------------------------------------------------------------
                            4,000     San Bernardino County, California, COP, Refunding (Medical Center Financing
                                      Project), 5.50% due 8/01/2019 (g)                                                        4,089
                          ----------------------------------------------------------------------------------------------------------
                            2,000     San Buenaventura, California, Waste Water Revenue Refunding Bonds, COP, 5%
                                      due 3/01/2029 (g)                                                                        2,075
                          ----------------------------------------------------------------------------------------------------------
                           10,000     San Diego, California, Certificates of Undivided Interest, Water Utility Fund,
                                      Net System Revenue Bonds, 5% due 8/01/2021 (d)                                          10,578
                          ----------------------------------------------------------------------------------------------------------
                                      San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                      Bonds (d):
                            4,450          Series A, 5.25% due 5/15/2027                                                       4,679
                            6,175          Series B, 5.25% due 5/15/2027                                                       6,493
                          ----------------------------------------------------------------------------------------------------------
                            4,235     San Diego, California, Unified School District, GO (Election of 1998), Series F,
                                      5% due 7/01/2029 (f)                                                                     4,418
                          ----------------------------------------------------------------------------------------------------------
                            7,350     San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A,
                                      5% due 5/01/2030 (f)                                                                     7,659
                          ----------------------------------------------------------------------------------------------------------
                            4,000     San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP,
                                      Series A, 5% due 5/01/2027 (g)                                                           4,155
                          ----------------------------------------------------------------------------------------------------------
                            5,500     San Francisco, California, City and County Airport Commission, International
                                      Airport Revenue Bonds, AMT, Second Series, Issue 11, 6.25% due 5/01/2005 (d)(e)          5,593
                          ----------------------------------------------------------------------------------------------------------
                            1,250     San Francisco, California, City and County Airport Commission, International
                                      Airport, Special Facilities Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
                                      Series A, 6.10% due 1/01/2020 (f)                                                        1,361
                          ----------------------------------------------------------------------------------------------------------
                            4,000     San Francisco, California, State Building Authority, Lease Revenue Bonds (San
                                      Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)                      4,242
                          ----------------------------------------------------------------------------------------------------------


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  11

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                        Value
====================================================================================================================================
California (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                          $ 5,790     San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue
                                      Refunding Bonds, Series A, 5.375% due 1/15/2029 (g)                                  $   6,126
                          ----------------------------------------------------------------------------------------------------------
                            1,420     San Jose-Evergreen, California, Community College District, GO, Series B, 5.50%
                                      due 9/01/2021 (d)                                                                        1,584
                          ----------------------------------------------------------------------------------------------------------
                                      San Juan, California, Unified School District, GO:
                            3,740          5.625% due 8/01/2017 (d)                                                            4,198
                            3,000          5.70% due 8/01/2019 (f)                                                             3,362
                            4,345          5.625% due 8/01/2020 (d)                                                            4,843
                            3,500          (Election of 2002), 5% due 8/01/2028 (g)                                            3,646
                          ----------------------------------------------------------------------------------------------------------
                            1,000     San Mateo County, California, Community College District, COP, 5%
                                      due 10/01/2029 (g)                                                                       1,039
                          ----------------------------------------------------------------------------------------------------------
                            2,240     San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding
                                      Bonds (Capital Projects), Series A, 5.125% due 7/15/2028 (f)                             2,348
                          ----------------------------------------------------------------------------------------------------------
                            1,700     Santa Clara, California, Subordinated Electric Revenue Bonds, Series A, 5%
                                      due 7/01/2028 (g)                                                                        1,770
                          ----------------------------------------------------------------------------------------------------------
                            1,650     Santa Margarita, California, Water District, Special Tax Refunding Bonds
                                      (Community Facilities District No. 99), Series 1, 6.20% due 9/01/2020                    1,763
                          ----------------------------------------------------------------------------------------------------------
                            4,000     Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake
                                      Recovery Redevelopment Project), 6% due 7/01/2029 (a)                                    4,449
                          ----------------------------------------------------------------------------------------------------------
                                      Santa Rosa, California, High School District, GO:
                            1,000          5.70% due 5/01/2021 (f)                                                             1,087
                            1,000          (Election of 2002), 5% due 8/01/2028 (g)                                            1,042
                          ----------------------------------------------------------------------------------------------------------
                            1,000     Southwestern Community College, District of California, GO, 5.625%
                                      due 8/01/2011 (a)(e)                                                                     1,145
                          ----------------------------------------------------------------------------------------------------------
                                      Temecula Valley, California, Unified School District, Community Facilities
                                      District, Special Tax Bonds (No. 02-1):
                            1,225          5.125% due 9/01/2030                                                                1,199
                            1,905          5.125% due 9/01/2035                                                                1,855
                          ----------------------------------------------------------------------------------------------------------
                            1,650     Turlock, California, Public Finance Authority, Sewer Revenue Bonds, Series A, 5%
                                      due 9/15/2026 (d)                                                                        1,729
                          ----------------------------------------------------------------------------------------------------------
                            5,500     University of California, Hospital Revenue Refunding Bonds (UCLA Medical Center),
                                      Series B, 5.50% due 5/15/2021 (a)                                                        6,108
                          ----------------------------------------------------------------------------------------------------------
                            4,215     Vista, California, Unified School District, GO, Series A, 5.25% due 8/01/2025 (f)        4,558
                          ----------------------------------------------------------------------------------------------------------

====================================================================================================================================
Puerto Rico--3.8%
------------------------------------------------------------------------------------------------------------------------------------
                            2,000     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                                      Revenue Bonds, Series B, 5.75% due 7/01/2018 (g)                                         2,264
                          ----------------------------------------------------------------------------------------------------------
                            6,790     Puerto Rico Commonwealth, Public Improvement, GO, 5.75% due 7/01/2010 (e)(g)             7,634
                          ----------------------------------------------------------------------------------------------------------
                            6,610     Puerto Rico Commonwealth, Public Improvement, GO, Refunding, 5.70%
                                      due 7/01/2020 (g)                                                                        7,343
                          ----------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$410,081)--99.0%                                          443,375
                          ==========================================================================================================


12  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Schedule of Investments (concluded)                               (in Thousands)

                           Shares
                             Held     Mutual Funds                                                                             Value
                          ==========================================================================================================
                               68     BlackRock California Insured Municipal 2008 Term Trust, Inc.                         $   1,110
                          ----------------------------------------------------------------------------------------------------------
                                      Total Mutual Funds (Cost--$1,156)--0.2%                                                  1,110
                          ==========================================================================================================

                                      Short-Term Securities
                          ==========================================================================================================
                               15     CMA California Municipal Money Fund (k)                                                     15
                          ----------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$15)--0.0%                                               15
                          ==========================================================================================================
                          Total Investments (Cost--$411,252*)--99.2%                                                         444,500

                          Other Assets Less Liabilities--0.8%                                                                  3,554
                                                                                                                           ---------
                          Net Assets--100.0%                                                                               $ 448,054
                                                                                                                           =========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ............................................      $410,916
                                                                       ========
      Gross unrealized appreciation .............................      $ 33,816
      Gross unrealized depreciation .............................          (232)
                                                                       --------
      Net unrealized appreciation ...............................      $ 33,584
                                                                       ========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Prerefunded.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(i) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(j)   XL Capital Insured.
(k) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                      9              $8
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  13

Statement of Assets and Liabilities

As of February 28, 2005
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$411,237,805) ........................                      $ 444,485,231
                       Investments in affiliated securities, at value
                        (identified cost--$14,505) .............................                             14,505
                       Cash ....................................................                             20,076
                       Receivables:
                          Interest .............................................    $   6,295,471
                          Securities sold ......................................        2,562,040
                          Beneficial interest sold .............................           32,251
                          Dividends (including $14 from affiliates) ............            4,424         8,894,186
                                                                                    -------------
                       Prepaid expenses and other assets .......................                            965,507
                                                                                                      -------------
                       Total assets ............................................                        454,379,505
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .................................        4,747,636
                          Beneficial interest redeemed .........................          884,859
                          Dividends to shareholders ............................          376,649
                          Investment adviser ...................................          149,939
                          Distributor ..........................................           83,415
                          Other affiliates .....................................           45,585         6,288,083
                                                                                    -------------
                       Accrued expenses ........................................                             37,593
                                                                                                      -------------
                       Total liabilities .......................................                          6,325,676
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Net assets ..............................................                      $ 448,053,829
                                                                                                      =============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..................                      $   2,204,174
                       Class BShares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..................                            916,547
                       Class CShares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..................                            394,439
                       Class IShares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized ..................                            304,278
                       Paid-in capital in excess of par ........................                        419,492,323
                       Undistributed investment income--net ....................    $     858,157
                       Accumulated realized capital losses--net ................       (9,363,515)
                       Unrealized appreciation--net ............................       33,247,426
                                                                                    -------------
                       Total accumulated earnings--net .........................                         24,742,068
                                                                                                      -------------
                       Net Assets ..............................................                      $ 448,053,829
                                                                                                      =============
===================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $258,551,739 and
                        22,041,737 shares of beneficial interest outstanding ...                      $       11.73
                                                                                                      =============
                       Class B--Based on net assets of $107,539,915 and
                        9,165,470 shares of beneficial interest outstanding ....                      $       11.73
                                                                                                      =============
                       Class C--Based on net assets of $46,271,657 and
                        3,944,392 shares of beneficial interest outstanding ....                      $       11.73
                                                                                                      =============
                       Class I--Based on net assets of $35,690,518 and
                        3,042,784 shares of beneficial interest outstanding ....                      $       11.73
                                                                                                      =============

      See Notes to Financial Statements.


14  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Statement of Operations

For the Six Months Ended February 28, 2005
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ................................................                      $  11,919,173
                       Dividends (including $7,857 from affiliates) ............                             34,315
                                                                                                      -------------
                       Total income ............................................                         11,953,488
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $   1,246,748
                       Account maintenance and distribution fees--Class B ......          280,608
                       Account maintenance and distribution fees--Class C ......          139,927
                       Account maintenance fees--Class A .......................          129,277
                       Accounting services .....................................           89,455
                       Transfer agent fees--Class A ............................           43,465
                       Professional fees .......................................           27,032
                       Printing and shareholder reports ........................           25,255
                       Transfer agent fees--Class B ............................           22,329
                       Registration fees .......................................           21,757
                       Custodian fees ..........................................           13,299
                       Trustees' fees and expenses .............................           10,612
                       Transfer agent fees--Class C ............................            9,255
                       Pricing fees ............................................            7,735
                       Transfer agent fees--Class I ............................            6,038
                       Other ...................................................           16,506
                                                                                    -------------
                       Total expenses before reimbursement .....................        2,089,298
                       Reimbursement of expenses ...............................           (3,096)
                                                                                    -------------
                       Total expenses after reimbursement ......................                          2,086,202
                                                                                                      -------------
                       Investment income--net ..................................                          9,867,286
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net .....................................        1,786,843
                          Futures contracts--net ...............................           86,750         1,873,593
                                                                                    -------------
                       Change in unrealized appreciation on investments--net ...                         (1,336,929)
                                                                                                      -------------
                       Total realized and unrealized gain--net .................                            536,664
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $  10,403,950
                                                                                                      =============

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  15

Statements of Changes in Net Assets

                                                                                      For the Six        For the
                                                                                     Months Ended       Year Ended
                                                                                     February 28,       August 31,
Increase (Decrease) in Net Assets:                                                       2005              2004
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $   9,867,286     $  21,525,680
                       Realized gain--net ......................................        1,873,593         1,654,864
                       Change in unrealized appreciation--net ..................       (1,336,929)        5,630,844
                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....       10,403,950        28,811,388
                                                                                    -------------------------------
===================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ..............................................         (822,887)      (11,895,855)
                          Class B ..............................................       (2,286,938)       (5,720,284)
                          Class C ..............................................         (927,009)       (2,053,614)
                          Class I ..............................................       (5,793,483)       (1,776,326)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ...........................................       (9,830,317)      (21,446,079)
                                                                                    -------------------------------
===================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial
                        interest transactions ..................................      (12,266,737)      (36,115,908)
                                                                                    -------------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ............................      (11,693,104)      (28,750,599)
                       Beginning of period .....................................      459,746,933       488,497,532
                                                                                    -------------------------------
                       End of period* ..........................................    $ 448,053,829     $ 459,746,933
                                                                                    ===============================
                          * Undistributed investment income--net ...............    $     858,157     $     821,188
                                                                                    ===============================

      See Notes to Financial Statements.


16  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Financial Highlights

                                                                                           Class A
                                                           ------------------------------------------------------------------------
                                                           For the Six                        For the Year Ended
                                                           Months Ended                            August 31,
The following per share data and ratios have been derived  February 28,    --------------------------------------------------------
from information provided in the financial statements.         2005            2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $     11.72     $     11.54    $     11.82    $     11.77    $     11.26
                                                           ------------------------------------------------------------------------
                 Investment income--net .................          .26+            .55+           .56+           .57+           .58
                 Realized and unrealized gain (loss)--net          .01             .17           (.28)           .05            .51
                                                           ------------------------------------------------------------------------
                 Total from investment operations .......          .27             .72            .28            .62           1.09
                                                           ------------------------------------------------------------------------
                 Less dividends from investment
                  income--net ...........................         (.26)           (.54)          (.56)          (.57)          (.58)
                                                           ------------------------------------------------------------------------
                 Net asset value, end of period .........  $     11.73     $     11.72    $     11.54    $     11.82    $     11.77
                                                           ========================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         2.33%@          6.37%          2.35%          5.46%          9.93%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement and
                  excluding reorganization expenses .....          .78%*           .78%           .78%           .81%           .79%
                                                           ========================================================================
                 Expenses, excluding reorganization
                  expenses ..............................          .78%*           .78%           .78%           .81%           .79%
                                                           ========================================================================
                 Expenses ...............................          .78%*           .78%           .78%           .84%           .84%
                                                           ========================================================================
                 Investment income--net .................         4.50%*          4.66%          4.74%          4.93%          4.96%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $   258,552     $   258,411    $   247,184    $   236,181    $   219,442
                                                           ========================================================================
                 Portfolio turnover .....................        15.70%          24.69%         29.70%         37.35%         55.75%
                                                           ========================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  17

                                                                                           Class B
                                                           ------------------------------------------------------------------------
                                                           For the Six                        For the Year Ended
                                                           Months Ended                            August 31,
The following per share data and ratios have been derived  February 28,    --------------------------------------------------------
from information provided in the financial statements.         2005            2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $     11.72     $     11.54    $     11.82    $     11.77    $     11.26
                                                           ------------------------------------------------------------------------
                 Investment income--net .................          .24+            .50+           .51+           .52+           .53
                 Realized and unrealized gain (loss)--net          .01             .18           (.28)           .05            .51
                                                           ------------------------------------------------------------------------
                 Total from investment operations .......          .25             .68            .23            .57           1.04
                                                           ------------------------------------------------------------------------
                 Less dividends from investment
                  income--net ...........................         (.24)           (.50)          (.51)          (.52)          (.53)
                                                           ------------------------------------------------------------------------
                 Net asset value, end of period .........  $     11.73     $     11.72    $     11.54    $     11.82    $     11.77
                                                           ========================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         2.12%@          5.94%          1.93%          5.04%          9.48%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement and
                  excluding reorganization expenses .....         1.18%*          1.18%          1.19%          1.22%          1.20%
                                                           ========================================================================
                 Expenses, excluding reorganization
                  expenses ..............................         1.18%*          1.18%          1.19%          1.22%          1.20%
                                                           ========================================================================
                 Expenses ...............................         1.18%*          1.18%          1.19%          1.25%          1.25%
                                                           ========================================================================
                 Investment income--net .................         4.09%*          4.25%          4.34%          4.52%          4.55%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $   107,540     $   118,304    $   151,276    $   194,733    $   221,516
                                                           ========================================================================
                 Portfolio turnover .....................        15.70%          24.69%         29.70%         37.35%         55.75%
                                                           ========================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

                                                                                           Class C
                                                           ------------------------------------------------------------------------
                                                           For the Six                        For the Year Ended
                                                           Months Ended                            August 31,
The following per share data and ratios have been derived  February 28,    --------------------------------------------------------
from information provided in the financial statements.         2005            2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $     11.72     $     11.54    $     11.82    $     11.77    $     11.26
                                                           ------------------------------------------------------------------------
                 Investment income--net .................          .23+            .49+           .50+           .51+           .52
                 Realized and unrealized gain (loss)--net          .01             .17           (.28)           .05            .51
                                                           ------------------------------------------------------------------------
                 Total from investment operations .......          .24             .66            .22            .56           1.03
                                                           ------------------------------------------------------------------------
                 Less dividends from investment
                  income--net ...........................         (.23)           (.48)          (.50)          (.51)          (.52)
                                                           ------------------------------------------------------------------------
                 Net asset value, end of period .........  $     11.73     $     11.72    $     11.54    $     11.82    $     11.77
                                                           ========================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         2.07%@          5.84%          1.83%          4.94%          9.37%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement and
                  excluding reorganization expenses .....         1.28%*          1.28%          1.29%          1.32%          1.30%
                                                           ========================================================================
                 Expenses, excluding reorganization
                  expenses ..............................         1.28%*          1.28%          1.29%          1.32%          1.30%
                                                           ========================================================================
                 Expenses ...............................         1.28%*          1.28%          1.29%          1.35%          1.35%
                                                           ========================================================================
                 Investment income--net .................         3.99%*          4.15%          4.24%          4.42%          4.45%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $    46,272     $    46,900    $    50,197    $    36,983    $    16,357
                                                           ========================================================================
                 Portfolio turnover .....................        15.70%          24.69%         29.70%         37.35%         55.75%
                                                           ========================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  19

Financial Highlights (concluded)

                                                                                           Class I
                                                           ------------------------------------------------------------------------
                                                           For the Six                        For the Year Ended
                                                           Months Ended                            August 31,
The following per share data and ratios have been derived  February 28,    --------------------------------------------------------
from information provided in the financial statements.         2005            2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $     11.72     $     11.54    $     11.81    $     11.77    $     11.26
                                                           ------------------------------------------------------------------------
                 Investment income--net .................          .27+            .56+           .57+           .58+           .59
                 Realized and unrealized gain (loss)--net          .01             .17           (.27)           .04            .51
                                                           ------------------------------------------------------------------------
                 Total from investment operations .......          .28             .73            .30            .62           1.10
                                                           ------------------------------------------------------------------------
                 Less dividends from investment
                  income--net ...........................         (.27)           (.55)          (.57)          (.58)          (.59)
                                                           ------------------------------------------------------------------------
                 Net asset value, end of period .........  $     11.73     $     11.72    $     11.54    $     11.81    $     11.77
                                                           ========================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....         2.38%@          6.48%          2.54%          5.48%         10.04%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of reimbursement and
                  excluding reorganization expenses .....          .68%*           .68%           .68%           .71%           .69%
                                                           ========================================================================
                 Expenses, excluding reorganization
                  expenses ..............................          .68%*           .68%           .68%           .71%           .69%
                                                           ========================================================================
                 Expenses ...............................          .68%*           .68%           .68%           .74%           .75%
                                                           ========================================================================
                 Investment income--net .................         4.60%*          4.76%          4.84%          5.03%          5.06%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $    35,691     $    36,132    $    39,841    $    42,873    $    40,877
                                                           ========================================================================
                 Portfolio turnover .....................        15.70%          24.69%         29.70%         37.35%         55.75%
                                                           ========================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  21

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended February 28, 2005, the Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA California Municipal Money Fund. FAM reimbursed the Fund in the amount of $3,096.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class A ................................          .10%                   --
Class B ................................          .25%                  .25%
Class C ................................          .25%                  .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 4,172               $32,575
Class I ............................               $   151               $ 1,465
--------------------------------------------------------------------------------

For the six months ended February 28, 2005, MLPF&S received contingent deferred sales charges of $45,540 and $1,249 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $445 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2005, the Fund reimbursed FAM $4,767 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2005 were $68,992,040 and $74,866,504, respectively.


22  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $12,266,737 and $36,115,908 for the six months ended February 28, 2005 and for the year ended August 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended February 28, 2005                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           435,746       $  5,113,870
Automatic conversion of shares ...........           400,657          4,710,469
Shares issued to shareholders in
   reinvestment of dividends .............           227,019          2,671,834
                                                  -----------------------------
Total issued .............................         1,063,422         12,496,173
Shares redeemed ..........................        (1,076,973)       (12,663,248)
                                                  -----------------------------
Net decrease .............................           (13,551)      $   (167,075)
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended August 31, 2004                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,862,165       $ 21,715,625
Automatic conversion of shares ...........         1,520,151         17,769,810
Shares issued to shareholders in
   reinvestment of dividends .............           470,853          5,517,417
                                                  -----------------------------
Total issued .............................         3,853,169         45,002,852
Shares redeemed ..........................        (3,222,586)       (37,606,242)
                                                  -----------------------------
Net increase .............................           630,583       $  7,396,610
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended February 28, 2005                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           131,908       $  1,547,497
Shares issued to shareholders in
   reinvestment of dividends .............            78,502            924,067
                                                  -----------------------------
Total issued .............................           210,410          2,471,564
                                                  -----------------------------
Shares redeemed ..........................          (739,045)        (8,698,122)
Automatic conversion of shares ...........          (400,532)        (4,710,469)
                                                  -----------------------------
Total redemptions ........................        (1,139,577)       (13,408,591)
                                                  -----------------------------
Net decrease .............................          (929,167)      $(10,937,027)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 2004                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           550,699       $  6,445,928
Shares issued to shareholders in
   reinvestment of dividends .............           203,217          2,383,197
                                                  -----------------------------
Total issued .............................           753,916          8,829,125
                                                  -----------------------------
Automatic conversion of shares ...........        (2,248,089)       (26,204,483)
Shares redeemed ..........................        (1,519,589)       (17,769,810)
                                                  -----------------------------
Total redeemed ...........................        (3,767,678)       (43,974,293)
                                                  -----------------------------
Net decrease .............................        (3,013,762)      $(35,145,168)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended February 28, 2005                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           273,337       $  3,218,517
Shares issued to shareholders in
   reinvestment of dividends .............            42,696            502,501
                                                  -----------------------------
Total issued .............................           316,033          3,721,018
Shares redeemed ..........................          (374,243)        (4,398,434)
                                                  -----------------------------
Net decrease .............................           (58,210)      $   (677,416)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended August 31, 2004                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           783,145       $  9,196,564
Shares issued to shareholders in
   reinvestment of dividends .............            99,268          1,163,896
                                                  -----------------------------
Total issued .............................           882,413         10,360,460
Shares redeemed ..........................        (1,230,288)       (14,363,533)
                                                  -----------------------------
Net decrease .............................          (347,875)      $ (4,003,073)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended February 28, 2005                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           193,624       $  2,275,679
Shares issued to shareholders in
   reinvestment of dividends .............            35,567            418,595
                                                  -----------------------------
Total issued .............................           229,191          2,694,274
Shares redeemed ..........................          (270,469)        (3,179,493)
                                                  -----------------------------
Net decrease .............................           (41,278)      $   (485,219)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended August 31, 2004                               Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           443,328       $  5,185,502
Shares issued to shareholders in
   reinvestment of dividends .............            74,671            875,059
                                                  -----------------------------
Total issued .............................           517,999          6,060,561
Shares redeemed ..........................          (887,383)       (10,424,838)
                                                  -----------------------------
Net decrease .............................          (369,384)      $ (4,364,277)
                                                  =============================


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  23

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On August 31, 2004, the Fund had a net capital loss carryforward of $11,062,986, of which $440,840 expires in 2008 and $10,622,146 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


24  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Trustee of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Trustee of the Fund. The Fund's Board of Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund.
--------------------------------------------------------------------------------


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND   FEBRUARY 28, 2005  27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10329 -- 2/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: April 22, 2005


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

Date: April 22, 2005